                                                                    EXHIBIT 10.3



                           DATED 28TH SEPTEMBER, 2000



                       CHARTERED SILICON PARTNERS PTE LTD
                                  AS BORROWER



                                     - AND -




                      ABN AMRO BANK N.V., SINGAPORE BRANCH
                               AS SECURITY TRUSTEE






                    ----------------------------------------


                             PROJECT ACCOUNT CHARGE


                    ----------------------------------------






                                ALLEN & GLEDHILL,
                           36, ROBINSON ROAD, #18-01,
                                   CITY HOUSE,
                                SINGAPORE 068877.

                                 C O N T E N T S


CLAUSE       HEADING                                                        PAGE
------       -------                                                        ----

   1.        INTERPRETATION                                                   1

   2.        COVENANT TO PAY                                                  4

   3.        ASSIGNMENT AND CHARGE                                            4

   4.        CONTINUING SECURITY                                              4

   5.        CRYSTALLISATION OF FLOATING CHARGE                               5

   6.        REPRESENTATIONS AND WARRANTIES                                   5

   7.        UNDERTAKINGS                                                     6

   8.        ENFORCEMENT                                                      6

   9.        PROJECT ACCOUNT                                                  7

  10.        APPLICATION OF MONEYS                                            8

  11.        INDEMNITY                                                        8

  12.        DELEGATION                                                       8

  13.        FURTHER ASSURANCE                                                9

  14.        POWER OF ATTORNEY                                                9

  15.        AVOIDANCE OF PAYMENTS                                            9

  16.        REMEDIES AND WAIVERS                                             9

  17.        BENEFIT OF SECURITY                                              9

  18.        PARTIAL INVALIDITY                                              10

  19.        COMMUNICATIONS                                                  10

  20.        GOVERNING LAW AND JURISDICTION                                  10

             SCHEDULE 1 -- FORM OF NOTICE OF ASSIGNMENT
                           TO ACCOUNT BANK                                   11

             SCHEDULE 2 -- FORM OF ACKNOWLEDGEMENT OF
                           NOTICE                                            12

     T H I S  C H A R G E  is made on 28th September, 2000  B E T W E E N:-

(1) CHARTERED SILICON PARTNERS PTE LTD (the "Borrower"), a company incorporated in Singapore with its registered office at 60, Woodlands Industrial Park D, Street 2, Singapore 738406; and

(2) ABN AMRO BANK N.V., SINGAPORE BRANCH, a company incorporated in the Netherlands and acting through its Singapore branch at 63, Chulia Street, Singapore 049514, in its capacity as security trustee for itself and the Secured Parties defined below (in such capacity, the "Security Trustee").

     W H E R E A S:-

(A) By a Credit Agreement (as supplemented by a first supplemental agreement dated 14th December, 1998, a second supplemental agreement dated 9th November, 1999 and a third supplemental agreement to be entered into between the parties to the Phase 1 Credit Agreement) (collectively, the "Phase 1 Credit Agreement") dated 12th March, 1998 made between (1) the Borrower, as borrower, (2) the Arrangers named therein, as arrangers, (3) Den Danske Bank Aktieselskab, Singapore Branch (now known as Danske Bank A/S, Singapore Branch), as senior lead manager, (4) The Bank of Tokyo-Mitsubishi, Ltd., Singapore Branch, as lead manager, (5) The Sanwa Bank, Limited, Singapore Branch, as manager, (6) the Guarantor Banks named therein, as guarantor banks, (7) the Lending Banks named therein, as lending banks, and (8) ABN AMRO Bank N.V., Singapore Branch, as agent, (a) the Guarantor Banks agreed to grant a S$236,800,000 guarantee facility to the Borrower and (b) the Lending Banks agreed to grant a US$143,200,000 term loan facility to the Borrower, upon the terms and subject to the conditions of the Phase 1 Credit Agreement.

(B)  By a Credit Agreement (the "Phase 2 Credit Agreement") dated
28th September, 2000 made between (1) the Borrower, as borrower, (2) ABN AMRO Bank N.V., Singapore Branch, Citibank, N.A., Singapore, Overseas Union Bank Limited, The Sumitomo Bank, Limited, Danske Bank A/S, Industrial And Commercial Bank Of China, Singapore Branch, and Commerzbank Aktiengesellschaft, Singapore Branch, as lead arrangers, (3) The Bank of Tokyo-Mitsubishi, Ltd., Singapore Branch, The Sanwa Bank Limited, Singapore Branch, The Industrial Bank of Japan, Limited, Singapore Branch, The Norinchukin Bank, Singapore Branch, and Credit Lyonnais, Singapore Branch, as arrangers, (4) The HongKong and Shanghai Banking Corporation Limited, as co-arranger, (5) Bayerische Landesbank Girozentrale, Singapore Branch, as lead manager, (6) Westdeutsche Landesbank Girozentrale, Singapore Branch, as manager, (7) the Guarantor Banks named therein, as guarantor banks, (8) the Lending Banks named therein, as lending banks (the Guarantor Banks and the Lending Banks being hereinafter collectively referred to as the "Banks"), (9) ABN AMRO Bank N.V., Singapore Branch, as agent, and
(10) the Security Trustee, as security trustee, (a) the Guarantor Banks agreed to grant a S$240,000,000 guarantee facility or a US$140,000,000 term loan facility to the Borrower and (b) the Lending Banks agreed to grant a US$680,000,000 term loan facility to the Borrower, upon the terms and subject to the conditions of the Phase 2 Credit Agreement.

(C) The Borrower may not request for the making of an Advance (as defined in the Phase 2 Credit Agreement) unless and until, inter alia, the Security Trustee has received this Charge, duly executed by the Borrower.

(D) The Security Trustee is holding the benefit of this Charge on trust for itself and the Secured Parties under the terms of the Trust Deed (as defined below).

     I T  I S  A G R E E D  as follows:-

1.   INTERPRETATION

(A) Definitions: In this Charge, except to the extent that the context requires otherwise:-

     "Acceleration Event" means the giving of a notice pursuant to Clause 17(B) of the Phase 1 Credit Agreement or the giving of a notice pursuant to Clause 17(B) of the Phase 2 Credit Agreement;

     "Account Bank" means any of the Banks acting out of its office in Singapore as may be selected by the Borrower;

     "Act" means the Conveyancing and Law of Property Act, Chapter 61 of Singapore;

     "Business Plan" has the meaning ascribed to it in the Joint Venture Agreement;

     "Calculation Date" means each 30th June and 31st December falling after the date of the Phase 2 Credit Agreement;

     "Calculation Period" means each period of six months ending on any date referred to in the definition of the Calculation Date;

     "Capital Expenditures" means expenditures made by the Borrower to acquire or construct fixed assets, plant and equipment (including renewals, improvements and replacements, but excluding repairs);

     "Charged Property" means all the assets and property of the Borrower assigned and charged under or pursuant to Clause 3;

     "Credit Agreements" means the Phase 1 Credit Agreement and the Phase 2 Credit Agreement;

     "Current Financial Report" means the then most recent financial report delivered by the Borrower to the Agent pursuant to Clause 15 of the Phase 2 Credit Agreement;

     "Debt Service Reserve Account" means the deposit account established and maintained or to be established and maintained by the Borrower with the Account Bank;

     "EDB Loan Agreement" means the loan agreement dated 24th November, 1999 made between (1) the Borrower and (2) the Economic Development Board ("EDB") relating to a S$450,000,000 loan facility granted by EDB to the Borrower (and any reference to the EDB Loan Agreement includes the EDB Loan Agreement as from time to time amended, modified or supplemented and any document which amends, modifies or supplements the EDB Loan Agreement);

     "Events of Default" means (1) any of the events referred to in Clause 17(A) of the Phase 1 Credit Agreement and (2) any of the events referred to in Clause 17(A) of the Phase 2 Credit Agreement;

     "Excess Cash" means, in relation to any Calculation Period, all cash remaining in the Project Account after payment therefrom of the periodic fundings set forth in Clause 16(B) of the Phase 2 Credit Agreement as set out in the Current Financial Report less the aggregate of (1) the fees projected by the Borrower to be payable by the Borrower under the Phase 2 Credit Agreement during the next succeeding Calculation Period, (2) any taxes projected to be payable by the Borrower during the next succeeding Calculation Period and (3) the Future Capex relating to that Calculation Period;

     "Financing Documents" means (1) the Financing Documents as defined in the Phase 1 Credit Agreement and (2) the Financing Documents as defined in the Phase 2 Credit Agreement;

     "Future Capex" means, in relation to any Calculation Period, any Capital Expenditure forecasted by the Borrower to be incurred by the Borrower in the next Calculation Period for expansion of the production capacity of the Plant to up to 35,000 wafer starts per month as set out in the latest Business Plan;

     "Joint Venture Agreement" has the meaning ascribed to it in Clause 1(A) of the Phase 2 Credit Agreement;

     "Operating Costs" means, at any time, the operating costs of the Borrower as construed in accordance with generally accepted accounting principles in the United States of America and as set out in the Business Plan current at such time;

     "Project Account" means the account (account number: 0-811428-027) established and maintained or to be established and maintained by the Borrower with the Account Bank;

     "Secured Debt" means all sums (whether principal, interest, fee, commission or otherwise) which are or at any time may be or become due from or owing by the Borrower to the Secured Parties (or any of them), whether actually or contingently, under or in connection with, or which the Borrower has covenanted to pay or discharge to the Secured Parties (or any of them) under or pursuant to, any of the Financing Documents;

     "Secured Parties" means all parties for the time being to the Credit Agreements other than the Borrower (and includes their respective successors and assigns);

     "Security Trustee" includes its successors in title and assigns and any company with which it may amalgamate and all other persons for the time being the security trustee for itself and the Secured Parties under this Charge; and

     "Trust Deed" means the trust deed dated 28th September, 2000 made between
     (1) the Borrower and (2) the Security Trustee.

(B) Financing Documents: All terms and references used in this Charge and which are defined or construed in any of the Financing Documents but are not defined or construed in this Charge shall have the same meaning and construction in this Charge. Any reference in this Charge to a Financing Document includes that Financing Document as amended, modified or supplemented from time to time and any document which amends, modifies or supplements that Financing Document.

(C) This Charge: Except to the extent that the context otherwise requires, any reference to "this Charge" includes this Charge as from time to time amended, modified or supplemented and any document which is supplemental hereto or which is entered into for the purposes of perfecting or protecting the security constituted by this Charge.

(D) Headings and Clauses: The headings in this Charge are inserted for convenience only and shall be ignored in construing this Charge. Unless the context otherwise requires, words denoting the singular number only shall include the plural and vice versa. Save where otherwise indicated, references to a statute shall be deemed to be references to that statute as from time to time amended or re-enacted. References to "Clauses" and "Schedules" are to be construed as references to the clauses of, and schedules to, this Charge.


2.   COVENANT TO PAY

     The Borrower hereby covenants that it will pay and discharge the Secured Debt in accordance with the terms of the Financing Documents.


3.   ASSIGNMENT AND CHARGE

     The Borrower as beneficial owner, and as a continuing security for the payment and discharge of the Secured Debt and for the observance and performance by the Borrower of its obligations under the Financing Documents, hereby charges, and agrees to charge in favour of the Security Trustee (as security trustee for the Secured Parties), with the intent that it shall take effect by way of first floating charge, all the Borrower's present and future rights, title and interest in and to all moneys from time to time standing to the credit of the Project Account, whether in addition to or by way of renewal, extension or replacement of any moneys previously deposited in or credited to the Project Account (it being understood that such moneys may from time to time be represented by new account numbers) or otherwise, together with any interest from time to time accruing in respect of such moneys Provided Always that if at any time the whole of the Secured Debt shall have been paid or discharged in full, the Security Trustee will, as soon as reasonably practicable, at the cost and request of the Borrower, discharge or otherwise reassign, on a without recourse or warranty basis (other than in respect of the Security Trustee's acts or omissions constituting negligence or wilful default), to the Borrower or as it may direct the Charged Property from the security hereby created.


4.   CONTINUING SECURITY

(A) Continuing Obligations: The security created by this Charge shall constitute and be a continuing security for the payment and discharge of the Secured Debt notwithstanding any intermediate payment or settlement of account or reduction or repayment of the Secured Debt for the time being owing or any other matter or thing whatsoever, and shall be in addition to and shall not be in any way prejudiced or affected by any of the other Financing Documents or any collateral or other agreement, security, guarantee, indemnity, right, remedy or lien of whatever nature which the Security Trustee or any of the Secured Parties may now or at any time hereafter have, or judgment or order obtained by the Security Trustee or any of the Secured Parties, for or in respect of all or any part of the Secured Debt nor shall any of the other Financing Documents or any such collateral or other agreement, security, guarantee, indemnity, right, remedy or lien or judgment or order be in any way prejudiced or affected by this Charge.

(B) Unconditionality of Security: The security created by this Charge shall not be discharged or affected by (1) any time, indulgence, concession, waiver or consent at any time given to the Borrower or any other person, (2) any amendment or supplement to or change in the terms of the Secured Debt, any of the other Financing Documents or any other agreement, security, guarantee, indemnity, right, remedy or lien, (3) the making or absence of any demand on the Borrower or any other person for payment, (4) the enforcement or absence of enforcement of any of the other Financing Documents or any other agreement, security, guarantee, indemnity, right, remedy or lien, (5) the taking, existence or release of any of the other Financing Documents or any other agreement, security, guarantee, indemnity, right, remedy or lien, (6) the bankruptcy or winding-up of the Borrower or any other person (or the commencement of any of the foregoing), (7) the illegality, invalidity or unenforceability of or any defect in any provision of any of the other Financing Documents or any other agreement, security, guarantee, indemnity, right, remedy or lien or any of the obligations of any of the parties thereunder or (8) any other matter or thing which but for the provisions of this sub-Clause (B) would operate to impair or discharge the security created by this Charge.

(C) Continuation/Opening of Accounts: In the event of the commencement of the winding-up of the Borrower or of this Charge ceasing for any reason to be binding on the Borrower or if the Security Trustee or any of the Secured Parties shall at any time receives notice (either actual or otherwise) of any subsequent or other mortgage, charge, assignment, hypothecation, pledge, lien or other like interest, matter, event or transaction affecting the Charged Property or any part of it, the Security Trustee and each of the Secured Parties may open a new account or accounts for the Borrower in its books. If the Security Trustee or any of the Secured Parties does not in fact open such new account then, unless it gives express notice in writing to the Borrower to the contrary, the Security Trustee and/or such Secured Party shall be treated as if it had in fact opened such account or accounts at the time when it received or is deemed to have received such notice. As from that time and unless such express notice in writing shall be given to the Borrower by the Security Trustee and/or each of the Secured Parties, all payments by or on behalf of the Borrower to the Security Trustee or any of the Secured Parties shall be credited, or treated as having been credited, to a new account of the Borrower and not as having been applied in reduction of the Secured Debt at the time when such notice was received or deemed to have been received. For the avoidance of doubt, if a payment which would (but for this sub-Clause (C)) have been applied in reduction of the Secured Debt in accordance with the provisions of the Financing Documents is instead credited to a new account of the Borrower under this sub-Clause (C), then solely for the purpose of calculating interest accruing on the Secured Debt, the Secured Debt shall be deemed to have been reduced by the amount of that payment in accordance with such application of that payment.

(D) Suspense Account: Any amount received or recovered by the Security Trustee or any of the Secured Parties in respect of any amount received or recovered pursuant to this Charge and/or any of the powers hereby conferred may be placed by the Security Trustee or such Secured Party in a suspense account (which shall be interest-bearing, where practicable) with a view to preserving the rights of such party to prove for the whole of the Secured Debt. That amount may be kept there (with any interest accrued being credited to that account) unless and until the Borrower is not obliged to pay any further sum under the Credit Agreement and the Security Trustee or such Secured Party has irrevocably received or recovered its share of the Secured Debt.


5.   CRYSTALLISATION OF FLOATING CHARGE

     After the occurrence of an Acceleration Event, the Security Trustee shall be entitled at any time by notice in writing to the Borrower to convert the floating charge created by Clause 3 into a fixed charge affecting all property and assets which for the time being are the subject of such floating charge or, as the case may be, such of the said property and assets as are specified by such notice and, in such an event, the Borrower covenants with the Security Trustee, upon demand, to execute, at the Borrower's own cost, as a continuing security for the payment or discharge of the Secured Debt, a first fixed charge on substantially the same terms herein contained of all or any part of the Charged Property (or such part thereof as is specified in such notice) which is for the time being subject to such floating charge.


6.   REPRESENTATIONS AND WARRANTIES

     The Borrower represents and warrants to and for the benefit of the Security Trustee and each of the Secured Parties as follows:-

     (1) Ownership: it is and will at all times be the sole and beneficial owner of the Charged Property;

     (2) Existing Security: no security exists on or over any of the Charged Property except for the security created by this Charge or otherwise permitted under the Financing Documents; and

     (3) Repetition: each of the above representations and warranties will be correct and complied with on the date of each request for an Advance, on the date on which each Advance (as defined in the Phase 2 Credit Agreement) is to be made, the date of the request for the issue of the EDB Guarantee (as defined in the Phase 2 Credit Agreement), the date on which the EDB Guarantee is issued and each Interest Payment Date (as defined in the Phase 2 Credit Agreement) as if repeated then by reference to the then existing circumstances.


7.   UNDERTAKINGS

     The Borrower hereby undertakes to the Security Trustee and each of the Secured Parties that:-

     (1) Notice of Charge: it will forthwith upon the execution of this Charge give to the Account Bank a notice of this Charge in the form of
          Schedule 1 (or in such other form as the Security Trustee and the Borrower may agree) and use its reasonable endeavours to procure that the Account Bank delivers to the Security Trustee an acknowledgment of such notice in the form of Schedule 2 (or in such other form as the Security Trustee and the Borrower may agree);

     (2) Disposition: save as expressly permitted in Clauses 9 and 10 or under any of the other Financing Documents, it will not (and will not agree, conditionally or unconditionally, to), without the prior consent in writing of the Security Trustee (such consent not to be unreasonably withheld), sell, assign, transfer or otherwise dispose of, or create (or agree, conditionally or unconditionally, to create) or have outstanding any security on or over any part of the Charged Property or any interest in the Charged Property, except for the security created by this Charge;

     (3) Impairment of Security: it will not take or omit to take any action the taking or omission of which will result in any impairment of this Charge or of any of the rights created under this Charge; and

     (4) Enforcement of Rights: after the occurrence of an Acceleration Event, it will do or permit to be done each and every act or thing which the Security Trustee may from time to time reasonably require to be done for the purpose of enforcing the rights of the Security Trustee and the Secured Parties under this Charge and will allow its name to be used as and when reasonably required by the Security Trustee for that purpose.


8.   ENFORCEMENT

(A)  Section 21: Section 21 of the Act shall not apply to this Charge.

(B) Power of Sale: The Security Trustee may exercise the power of sale conferred on mortgagees by the Act (as varied and extended by this Charge) free from the restrictions imposed by Section 25 thereof. The security created by this Charge shall become enforceable and the power of sale and all other powers conferred by the Act and/or this Charge shall arise and may be exercised by the Security Trustee at any time after the occurrence of an Acceleration Event.

(C) Statutory Powers: The powers conferred by this Charge in relation to the Charged Property or any part thereof on the Security Trustee shall be in addition to and not in substitution for the powers conferred on mortgagees under the Act, which shall apply to the security created by this

Charge except insofar as they are expressly or impliedly excluded. Where there is any ambiguity or conflict between the powers contained in the Act and those conferred by this Charge as aforesaid or where the powers or protections in this Charge are more extensive or less restricted than those provided by the Act, then the terms of this Charge shall prevail to the extent permitted by law.


9.   PROJECT ACCOUNT

(A) Application before Event of Default: At any time prior to the occurrence of an Event of Default, the Borrower shall use commercially reasonable efforts to apply the balance standing to the credit of the Project Account in accordance with the following order of application:-

     (1) first, in or towards the payment of the Operating Costs paid or payable by the Borrower in the amounts and for the purpose as set out in the latest Business Plan and any Capital Expenditures in the amounts and for the purpose as set out in the latest Business Plan;

     (2) secondly, the balance remaining after the making of payments in accordance with the provisions of paragraph (1) above in or towards the payment of taxes imposed on the Borrower payable by the Borrower;

     (3) thirdly, the balance remaining after the making of payments in accordance with the provisions of paragraphs (1) and (2) above, in or towards the payment of fees or interest then due and payable under the Credit Agreements and/or the EDB Loan Agreement;

     (4) fourthly, the balance remaining after the making of payments in accordance with the provisions of paragraphs (1), (2) and (3) above, in or towards the payment of principal then due and payable under the Credit Agreements and/or the EDB Loan Agreement;

     (5) fifthly, within 14 days after its receipt of the Current Financial Report, the balance remaining after the making of payments in accordance with the provisions of paragraphs (1), (2), (3) and
          (4) above in or towards payment into the Debt Service Reserve Account in an amount equal to 75 per cent. of the Excess Cash for the Calculation Period to which such Current Financial Report relates provided that if any such payment will result in the balance standing to the credit of the Debt Service Reserve Account exceeding US$129,000,000, the Borrower shall not be required to pay such excess into the Debt Service Reserve Account; and

     (6) sixthly, the balance remaining after the making of payments in accordance with the provisions of paragraphs (1), (2), (3), (4) and
          (5) above (including, for the avoidance of doubt, amounts representing the balance 25 per cent. of the Excess Cash for the relevant Calculation Period) may be utilised by the Borrower for making Restricted Payments and/or for any other purpose as the Borrower may think fit.

(B) Application after Event of Default: At any time after the occurrence of an Event of Default, the Borrower shall apply the balance standing to the credit of the Project Account in accordance with the order of application specified in paragraphs (1), (2), (3), (4), (5) and (6) of sub-Clause (A) above.

(C) No Dealing after Acceleration Event: The Borrower undertakes to the Security Trustee that, following the occurrence of an Acceleration Event, it will not withdraw (or attempt to withdraw), or deal with (or agree, conditionally or unconditionally, to deal with) any of the moneys from time to time standing to its credit in the Project Account or purport or attempt to do any other act or thing which may in any way delay or prejudice the right of the Security Trustee or any of the Secured Parties to receive payment of such moneys in accordance with the provisions of this Charge.

(D) Power to Withdraw and Convert: The Security Trustee shall have power at any time after the occurrence of an Acceleration Event either in its own name or in the name of the Borrower, and without prior notice to the Borrower or any other person, to withdraw or convert into any currency any moneys from time to time standing to the credit of the Borrower in the Project Account and apply such moneys in or towards the manner set out in Clause 10 and generally to operate the Project Account and withdraw or deal with any of the money from time to time standing to the credit of the Project Account in such manner as the Security Trustee (as trustee for the Secured Parties) may deem fit for purposes of securing or protecting the interests or enforcing the rights of the Security Trustee and each of the Secured Parties under this Charge Provided That the Security Trustee shall as soon as reasonably practicable after effecting such withdrawal, conversion or other dealing, give notice in writing thereof to the Borrower.


10.  APPLICATION OF MONEYS

     Any moneys received by the Security Trustee under or pursuant to this Charge and/or the powers conferred by this Charge shall be applied in accordance with the provisions of Clause 8(A) of the Trust Deed.


11.  INDEMNITY

(A) To Security Trustee: The Security Trustee shall at all times after the enforcement of the security constituted by this Charge be held harmless and be indemnified by the Borrower from and against all actions, losses, claims, proceedings, costs, demands and liabilities suffered by the Security Trustee as a result of the enforcement of the security constituted by this Charge (including but not limited to all those powers vested in the Security Trustee under or pursuant to Clause 8) unless such actions, losses, claims, proceedings, costs, demands and liabilities shall have arisen, whether directly or indirectly, out of the Security Trustee's wilful default or negligence.

(B) Repayment of Moneys: If, in connection with the enforcement of the security constituted by this Charge, the Security Trustee sees fit to exercise its rights hereunder with respect to the Charged Property or any part thereof or if the Security Trustee makes any payment in respect of the Charged Property or any part thereof which should have been borne by the Borrower, all moneys so expended by the Security Trustee for the purposes aforesaid shall on demand be repaid by the Borrower to the Security Trustee in the currency in which such moneys were expended together with interest thereon calculated day by day from the date such moneys were expended until full payment (whether before or after judgment) at the rate per annum specified in Clause 18(B) of the relevant Credit Agreement.


12.  DELEGATION

     The Security Trustee may, at any time and from time to time with the prior consent of the Borrower (such consent not to be unreasonably withheld), delegate by power of attorney or in any other manner to any person or persons or fluctuating body of persons (such person or persons to be approved by the Borrower, such approval not to be unreasonably withheld) all or any of the powers, authorities and discretions which are for the time being exercisable by the Security Trustee under this Charge in relation to the Charged Property or any part thereof and any such delegation may be made upon such terms and conditions (including power to sub-delegate with the approval of the Borrower, such approval not to be unreasonably withheld) and subject to such regulations as the Security

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                                       9


Trustee may reasonably think fit and the Security Trustee shall not be in any way liable or responsible to the Borrower for any loss or damage arising from any act, default, omission or misconduct on the part of any such delegate or sub-delegate.


13.  FURTHER ASSURANCE

     The Borrower shall at its own expense execute and do all such assurances, acts and things as the Security Trustee may reasonably require for perfecting or protecting the security over the Charged Property or any part thereof or for facilitating the realisation of the Charged Property and shall in particular execute all transfers, conveyances, assignments and assurances relating to the Charged Property (whether to the Security Trustee or to its nominees) and give all notices, orders and directions which the Security Trustee may reasonably think expedient.


14.  POWER OF ATTORNEY

(A) Powers: The Borrower hereby by way of security irrevocably appoints the Security Trustee and every such delegate or sub-delegate as aforesaid to be its attorney and on its behalf and in its name or otherwise, at any time after the occurrence of an Acceleration Event, to execute and do all such assurances, acts and things which the Borrower ought to do under the covenants and provisions contained in this Charge and generally in its name or otherwise and on its behalf to exercise all or any of the powers, authorities and discretions conferred by or pursuant to this Charge on the Security Trustee or any such delegate or sub-delegate and (without prejudice to the generality of the foregoing) to seal and deliver and otherwise perfect any deed, assurance, agreement, instrument or act which it may deem proper in or for the purpose of exercising any of such powers, authorities and discretions.

(B) Ratification: The Borrower hereby ratifies and confirms and agrees to ratify and confirm whatever any such attorney as is mentioned in sub-Clause (A) above shall do in the exercise of all or any of the powers, authorities and discretions referred to in such sub-Clause.


15.  AVOIDANCE OF PAYMENTS

     No assurance, security or payment which may be avoided under any law relating to bankruptcy or insolvency and no release, settlement or discharge given or made by the Security Trustee or any of the Secured Parties on the faith of any such assurance, security or payment, shall prejudice or affect the right of the Security Trustee to enforce the security created by this Charge in respect of the full extent of the moneys thereby secured. Any such release, settlement or discharge shall be deemed to be made subject to the condition that it will be void, if any payment or security which the Security Trustee or any of the Secured Parties may have received from any person in respect of the Secured Debt, is set aside under any applicable law or proves to have been for any reason invalid.


16.  REMEDIES AND WAIVERS

(A) Rights/Remedies: No failure on the part of the Security Trustee to exercise, and no delay on its part in exercising, any right or remedy under this Charge will operate as a waiver thereof, nor will any single or partial exercise of any right or remedy preclude any other or further exercise thereof or the exercise of any other right or remedy. The rights and remedies provided in this Charge are cumulative and not exclusive of any rights or remedies provided by law.

(B) Waiver/Consent: Any waiver or consent by the Security Trustee under this Charge must be in writing and may be given subject to any conditions thought fit by the Security Trustee. Any waiver or consent shall be effective only in the instance and for the purpose for which it is given.


17.  BENEFIT OF SECURITY

     This Charge shall be binding upon and enure to the benefit of each party hereto and its successors and permitted assigns. The Borrower may not assign or transfer all or any part of its rights, benefits and obligations hereunder.


18.  PARTIAL INVALIDITY

     The illegality, invalidity or unenforceability of any provision of this Charge under the law of any jurisdiction shall not affect its legality, validity or enforceability under the law of any other jurisdiction nor the legality, validity or enforceability of any other provision of this Charge.


19.  COMMUNICATIONS

(A) Notices: Each demand, notice or other communication under this Charge shall be made by fax, telex or otherwise in writing. Each communication or document to be delivered to either party under this Charge shall be sent to it at the fax number, telex number or address, and marked for the attention of the person (if any), from time to time designated in writing by that party for the purpose of this Charge. The initial fax number, telex number, address and person so designated by the parties are set out below:-

     The  Borrower      :       Chartered Silicon Partners Pte Ltd,
                                60, Woodlands Industrial Park D,
                                Street 2,
                                Singapore 738406.

     Fax  number        :       360 4970
     Attention          :       Legal Department


     The Security       :       ABN AMRO Bank N.V., Singapore Branch
     Trustee                    63, Chulia Street,
                                5th Floor,
                                Singapore 049514.

     Fax number         :       536 7816
     Telex number       :       RS 24396
     Attention          :       Ms Sally Loh / Ms Patricia Teo

(B) Deemed Delivery: A demand, notice or other communication made or given to the Borrower in accordance with sub-Clause (A) shall be effective (notwithstanding that it is returned undelivered) and shall be deemed to be received by it, if sent by fax or telex, on the day of despatch or, in any other case, when left at the address required by sub-Clause (A) or within two days after being sent by prepaid post addressed to that address.


20.  GOVERNING LAW AND JURISDICTION

(A) Governing Law: This Charge shall be governed by, and construed in accordance with, the laws of Singapore.

(B) Jurisdiction: The courts of Singapore shall have non-exclusive jurisdiction to settle any dispute arising out of or in connection with this Charge.

                                S C H E D U L E  1


                  FORM OF NOTICE OF ASSIGNMENT TO ACCOUNT BANK


From:   Chartered Silicon Partners Pte Ltd


To:     [Name of Account Bank]


Dear Sirs,

                          Re: Account No. 0-811428-027

     We hereby give you notice that by a project account charge (the "Charge")
dated [    ], 2000 made between us and ABN AMRO Bank N.V., Singapore Branch (the
"Security Trustee"), as security trustee for itself and for the Secured Parties referred to in the Charge, we have charged to the Security Trustee, all our right, title and interest in and to all moneys from time to time standing to the credit of the account [particulars of account] (the "Project Account") maintained by us with you and all rights, benefits and proceeds of such moneys.

     Accordingly, we are not entitled to withdraw or deal with any moneys from the Project Account nor receive any rights, benefits or proceeds of such moneys without the prior consent in writing of the Security Trustee or save as permitted under Clause 16(B) of the Phase 2 Credit Agreement.

     After the Security Trustee shall have given you notice that the Charge has become enforceable, you are authorised at all times to act in accordance and fully comply with any and all instructions of the Security Trustee to debit the Project Account and transfer the amount so debited to the Security Trustee.

     This notice and the instructions herein contained are irrevocable and may not be modified without the prior consent in writing of the Security Trustee.

     Please acknowledge to the Security Trustee the receipt of this notice in the form of the acknowledgment attached.

     Dated [    ], 2000.


                                                       Yours faithfully,
                                                     For and on behalf of
                                             CHARTERED SILICON PARTNERS PTE LTD




                                             By:
                                                 -------------------------------


                                             Name:
                                                   -----------------------------


                                             Title:
                                                    ----------------------------

                                S C H E D U L E  2


                        FORM OF ACKNOWLEDGEMENT OF NOTICE


From:   [Name of Account Bank]
        (as Account Bank)


To:     ABN AMRO Bank N.V., Singapore Branch
        (as Security Trustee)


Dear Sirs,

                          Re: Account No. 0-811428-027

     We acknowledge receipt of a notice of charge dated [    ], 2000, of which
the attached is a copy, and:-

     (1) confirm that we have received no notice of any prior charge, assignment or other security over the moneys referred to in the notice;

     (2) irrevocably and unconditionally agree not to set-off to your prejudice the moneys referred to in the notice against any claim which we may have against Chartered Silicon Partners Pte Ltd; and

     (3) confirm that we will comply with the directions to us contained in the notice.



                                                       Yours faithfully,
                                                     For and on behalf of
                                                    [NAME OF ACCOUNT BANK]




                                             By:
                                                 -------------------------------


                                             Name:
                                                   -----------------------------


                                             Title:
                                                    ----------------------------

     I N W I T N E S S W H E R E O F this Charge has been entered into on the day stated at the beginning of this Charge.


THE BORROWER


The Common Seal of                      ) /s/ CHIA SONG HWEE
CHARTERED SILICON PARTNERS PTE LTD      ) ------------------
was hereunto affixed in                 ) /s/ ANGELA HON
the presence of:-                       ) ------------------


Chia Song Hwee                          Director
---------------------------------------


Angela Hon                              Secretary
---------------------------------------


     I, Christy Anne Lim, an Advocate and Solicitor of the Supreme Court of
        ----------------
the Republic of Singapore practising in Singapore hereby certify that on
28th September, 2000 the Common Seal of CHARTERED SILICON PARTNERS PTE LTD
--------------
was duly affixed to the above Charge at Singapore in my presence in accordance with the Articles of Association of CHARTERED SILICON PARTNERS PTE LTD (which Articles of Association have been produced and shown to me).

     Witness my hand this 28th September, 2000.
                          --------------


THE SECURITY TRUSTEE

Signed, Sealed and Delivered by         )
                                        )
Rajan Ray                     and       ) /s/ RAJAN RAY
-----------------------------           ) -------------------
                                        )
Goh Chong Theng               as        ) /s/ GOH CHONG THENG
-----------------------------           ) -------------------
attorneys for and on behalf of          )
ABN AMRO BANK N.V., SINGAPORE BRANCH    )
in the presence of:-                    )


/s/ SIAN ONG
------------